UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 3, 2014
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P. O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

(972) 281-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On March 3, 2014, Kimberly-Clark Corporation (the “Corporation”) announced that Christian A. Brickman, Group President - K-C International, is resigning from the Corporation effective April 1, 2014.

The Corporation also announced the following related senior management changes effective as of April 1, 2014:

(i)	Elane B. Stock, current Group President - K-C Professional, will replace Mr. Brickman as Group President - K-C International; and

(ii)	Kimberly K. Underhill, current President - Consumer Europe, will replace Ms. Stock as President - Kimberly-Clark Professional.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1    News release issued by Kimberly-Clark Corporation on March 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	March 3, 2014	By:	/s/ Michael T. Azbell
Michael T. Azbell Vice President and Controller

EXHIBIT INDEX

99.1     News release issued by Kimberly-Clark Corporation on March 3, 2014.